                                                                       Exhibit 1

                                                                    Draft 1/2/96
                                                                    ------------



                           Thermedics Detection Inc.

                                  Common Stock
                                ($.10 par value)

                         STANDBY UNDERWRITING AGREEMENT
                         ------------------------------


                                                                        , 1997
                                                            ------------

Lehman Brothers Inc.
NatWest Securities Limited
As Representatives of the several Underwriters
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

          Thermedics Detection Inc., a Massachusetts corporation (the "Company"), proposes to offer approximately 1,600,000 shares of Common Stock, par value $.10 per share (the "Common Stock"), of the Company, initially for subscription upon the exercise of rights (the "Rights") evidenced by transferable subscription certificates (the "Subscription Certificates") issued by the Company to holders of Common Stock of the Company of record at the close of business on ____________, 1997. The Rights will expire at 5:00 P.M., Eastern time, on ____________, 1997, unless extended by the Company with the consent of the Representatives (as defined below) (such date and time, the "Expiration Date"). Thermedics Inc., a Massachusetts corporation ("Thermedics"), owns 10,000,000 shares of Common Stock. Thermedics will not exercise the Rights received by it from the Company, but will distribute such rights to the holders of its Common Stock, $.05 par value per share (the " Thermedics Common Stock"), of record at the close of business on ____________, 1997. The Company proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, a number of shares of Common Stock equal to: (i) 1,000,000 shares of Common Stock less (ii)
                                                                      ----
the number of shares of Common Stock which, as of the Expiration Date, have been properly subscribed for by the exercise of Rights (such number of shares of Common Stock, the "Standby Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 150,000 additional shares of Common Stock (the "Option Securities"; and the Standby Securities together with the Option Securities, the "Securities"). The issuance of the Rights, the offering of the Common Stock to be issued by the

Company upon exercise of the Rights and the subscription and purchase of Common Stock upon the terms described in the Prospectus (as hereinafter defined), including the purchase and distribution of the Securities pursuant to this Agreement, are herein collectively referred to as the "Rights Offering".

          Thermo Electron Corporation, a Delaware corporation ("Thermo Electron"), is the corporate parent of Thermedics. To the extent provided herein and for good and valuable consideration, each of Thermedics and Thermo Electron has become a party to this Agreement.

          1.      Representations and Warranties.  (a) The Company, Thermedics
                  ------------------------------
and Thermo Electron, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1(a). Certain terms used in Section 1 are defined in paragraphs (i) and (xxii) of this Section 1(a). The following representations, warranties and agreements shall be deemed to apply to each Subsidiary (as defined in Section 15) of the Company, unless the context does not permit:

          (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (file number 333-______), including the related preliminary prospectus, for the registration under the Securities Act of 1933, as amended, and the rules thereunder (the "Act") of the Rights and Common Stock to be issued in the Rights Offering. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. Copies of such registration statement as amended to date have been delivered by the Company to the Representatives and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T. The Company will next file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). If the Company uses the provisions of Rule 430A, such registration statement, as amended at the Effective Date, shall include all material information (other than Rule 430A Information) required by the Act to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus (in the case of clause (A)), or such final prospectus (in the case of clause (B)), shall contain all Rule 430A Information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          "Prospectus" means (a) the form of prospectus relating to the Securities, as first filed pursuant to paragraph (1) or (4) of Rule 424(b), or if no filing pursuant to Rule 424(b) is required, the form of prospectus included in the registration statement at the Effective Date, (b) the term sheet or abbreviated term sheet described in Rule 434(b), as first filed pursuant to paragraph (7) of Rule 424(b) together with the last preliminary prospectus included in the registration statement filed prior to the Effective Date or filed pursuant to Rule 424(a) that is delivered by the Company to the Underwriters for delivery to purchasers of the Securities. The Prospectus and any related letters from the Company, Thermedics or Thermo Electron to record or beneficial owners of Common Stock, Thermedics Common Stock or Rights, related letters from the Company, Thermedics, or Thermo Electron to securities dealers, commercial banks, trust companies and other nominees and other offering materials, in each case disseminated by the Company, Thermedics or Thermo Electron by any of their agents, and any other information that the Company, Thermedics or Thermo Electron may use, prepare, approve or authorize for use in connection with the Rights Offering, are collectively referred to hereinafter as the "Offering Materials". Notwithstanding the foregoing, any offering material or other information that is distributed by the Underwriters in connection with the Rights Offering shall not be deemed to be "Offering Materials" hereunder unless the distribution thereof is approved by the Company, Thermedics or Thermo Electron. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR. Capitalized terms used herein without definition have the meanings assigned to them in the Prospectus.

          (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on each Closing Date (as hereinafter defined), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and, to the extent applicable, the Securities Exchange Act of 1934, as amended, and the rules thereunder (the "Exchange Act"); on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date, the Prospectus, if not required to be filed pursuant to Rule 424(b), and the Offering Materials did not or will not, and on the date of the filing pursuant to Rule 424(b) and on each Closing Date, the Prospectus (together with any supplement thereto) and the Offering Materials will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company, Thermedics and Thermo Electron make no
--------  -------
representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto). There is no contract or document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

          (iii) The accounting firm(s) that have reported upon the audited financial statements and schedules included in the Registration Statement and Prospectus are independent public accountants as required by the Act.

          (iv) The consolidated financial statements and the related notes of the Company included in the Registration Statement and the Prospectus present fairly, in all material respects, in accordance with generally accepted accounting principles, the consolidated financial position of the entities purported to be shown thereon, as of the dates indicated and the consolidated results of operations and cash flows of the entities purported to be shown thereon, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise noted therein and subject, in the case of interim statements, to normal year-end audit adjustments and footnote disclosures (which comply with the Act and the Exchange
Act). The financial statement schedules included in the Registration Statement present fairly, in all material respects, in accordance with generally accepted accounting principles the information required to be stated therein. The pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus, if any, present fairly, in all material respects, the information shown therein, have been prepared, in all material respects, in accordance with applicable rules and guidelines of the Commission, if any, with respect thereto, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company and Thermo Electron, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (v) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary except where the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and, except as described in the Prospectus, the Company holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus.

          (vi) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, fully paid and nonassessable. Other than as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's corporate charter, by-laws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound. The capitalization of the Company as of ____________ __, 199_ is as set forth in the Prospectus and the Common Stock, the Rights, the Subscription Certificates and the Securities conform to the description thereof contained in the Prospectus. All of the outstanding shares of capital stock of each Subsidiary (as defined in Section 15) of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

          (vii) Prior to or at the Effective Date, the Company and the Subscription Agent will have entered into a subscription agency agreement (the "Subscription Agency Agreement"). When executed by the Company, the Subscription Agency Agreement will have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Subscription Agent, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except
(A) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (collectively, "applicable bankruptcy laws"), and (B) as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws and/or public policy.

          (viii) The Rights, when issued and delivered in accordance with the terms of the Rights Offering, will be validly issued, and no holder thereof is or will be subject to personal liability by reason of being such a holder (other than with respect to potential tax liability as described in the Prospectus); the shares of Common Stock issuable upon the exercise of the Rights, when issued or delivered and paid for in accordance with the terms of the Rights Offering, and any Securities issued pursuant to the terms of this Agreement, will be validly issued, fully paid and nonassessable, and the issuance of the shares of Common Stock issuable upon the exercise of the Rights and the Securities will not be subject to the preemptive rights of any stockholder of the Company.

          (ix) The Company has taken all valid corporate action to duly reserve such number of its authorized and unissued shares of Common Stock as are deliverable upon consummation of purchases pursuant to the Rights Offering.

          (x) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been (i) any material adverse change in, or any adverse development which materially affects, the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries on a consolidated basis from the date as of which information is given in the Prospectus, (ii) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock other than the Rights or (iii) any material change in the capitalization of the Company.

          (xi) The Company is not, and would not be with the giving of notice or lapse of time or both, in violation of or in default under, nor will the execution or delivery hereof, the issuance and delivery of the Rights and the Securities, the consummation of the Rights Offering or the consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of the Company, or any agreement, indenture or other instrument to which the Company is a party or by which it is bound, or to which any of its properties is subject, nor will the performance by the Company of its obligations hereunder violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, which would be material to the Company and its

Subsidiaries taken as a whole. Except for permits and similar authorizations required under the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions and for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or any financial institution is required for the offer and sale by the Company of the Securities or the consummation of the Rights Offering as set forth in the Registration Statement and the Prospectus or the consummation by the Company, Thermedics or Thermo Electron of the transactions contemplated in this Agreement and in the Registration Statement and the Prospectus (it being understood that the Company, Thermedics and Thermo Electron make no representation as to the distribution of the Securities by the Underwriters outside of the United States or as to the distribution of the Rights by the Company or Thermedics outside of the United States (except in the United Kingdom)). Neither the filing of the Registration Statement nor the offering or sale of its shares of Common Stock pursuant to the Rights Offering gives rise to any rights, other than those that have been duly waived or satisfied and other than the Company's obligations with respect to the "Resale Registration Statement" (as defined in the Prospectus), for or relating to the registration of any shares of Common Stock or other securities of the Company.

          (xii) This Agreement has been duly authorized, executed and delivered by the Company.

          (xiii) The Company owns, or has valid rights to use, all items of real and personal property which are material to the business of the Company and its Subsidiaries taken as a whole, free and clear of all liens, encumbrances and claims which may materially interfere with the business, properties, financial condition or results of operations of the Company on a consolidated basis.

          (xiv) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or Thermedics or Thermo Electron is a party or to which any property of the Company is subject or which is pending or, to the knowledge of the Company, Thermedics or Thermo Electron, contemplated against the Company or Thermedics that is required to be disclosed in the Prospectus and that is not so disclosed.

          (xv) The Company is not in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject, which violation could have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries on a consolidated basis.

          (xvi) The Company is not an "investment company" or a company "controlled by an investment company" within the meaning of such terms under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and will not become such after giving effect to the transactions contemplated in this Agreement and in the Registration Statement and the Prospectus.

          (xvii) The Company owns or possesses adequate licenses or other rights to use all intellectual property rights, including patents and trademarks, necessary to conduct its business as described or referred to in the Prospectus, except where such failure, singularly or in the aggregate would not have a material adverse effect on the Company and its Subsidiaries on a consolidated basis, and, except as disclosed in the Prospectus, neither Thermo Electron, Thermedics nor the Company has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) rights or claims of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how, that if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect upon the Company and its Subsidiaries on a consolidated basis, and, except as disclosed in the Prospectus, all products or processes referred to in the Prospectus and relating to the business of the Company now conducted by it do not infringe upon or conflict with any right or patent, or with any discovery, invention, product or process which is the subject of any patent application known to the Company or Thermo Electron, in a manner which would materially and adversely affect the Company and its Subsidiaries on a consolidated basis.

          (xviii) Each of the Corporate Services Agreement between the Company and Thermo Electron (the "Services Agreement"), and the other agreements between the Company and Thermedics or Thermo Electron pursuant to which the Company was initially organized and capitalized (collectively, the "Organization Agreements"), and the Tax Allocation Agreement between Thermo Electron and the Company (all of the foregoing agreements being referred to herein as the "Inter-corporate Agreements") has been duly and validly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company enforceable in accordance with its terms, except as provided by applicable bankruptcy laws. The execution, delivery and performance of the Inter-corporate Agreements by the Company, the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of the Company, or any agreement, indenture or other instrument to which the Company is a party or by which it is bound, or to which any of its properties is subject, and do not and will not violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, which would be material to the Company and its Subsidiaries taken as a whole. No consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by such Inter-corporate Agreements.

          (xix) Thermo Electron and Thermedics will take all such action as may be necessary or expedient to ensure that (A) the representations and warranties of the Company contained in this Agreement are true and correct and
(B) the Company complies with the terms of this Agreement and meets all of its obligations hereunder.

          (xx) Neither the Company, Thermedics nor Thermo Electron or any other Subsidiary of Thermo Electron has taken and none of such companies will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, stabilization or manipulation of the price of the Rights or the Common Stock.

     (xxi) The Common Stock and the Rights have been approved for listing, subject only to official notice of issuance, on the American Stock Exchange.

     (xxii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus with respect to the Rights Offering referred to in paragraph (i) above and any preliminary prospectus with respect to the Rights Offering included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Registration Statement" shall mean the registration statement referred to in paragraph (i) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to a Closing Date, shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A together with any registration statement filed by the Company pursuant to Rule 462(b). "Representatives" shall mean the Underwriters to the extent that no more than two parties are listed on
Schedule I hereto as Underwriters. "Rule 424", "Rule 430A", "Rule 434" and "Rule 462" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

           (b) Each of Thermedics and Thermo Electron represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1(b).

     (i) Each of Thermedics and Thermo Electron has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own or lease its properties and conduct its business, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on Thermedics and its Subsidiaries taken as a whole or on Thermo Electron and its Subsidiaries taken as a whole, as the case may be.

     (ii) There has not been any material adverse change in, or any adverse development which materially affects, the condition (financial or other), results of operations, business or prospects of Thermo Electron and its Subsidiaries taken as a whole, or Thermedics and its Subsidiaries taken as a whole, from the date as of which information is given in the most recent quarterly or annual report filed by Thermo Electron or Thermedics, as the case may be, pursuant to the Exchange Act, except any as may have been disclosed to the public.

     (iii) Except as described in their filings with the Commission under the Exchange Act, neither Thermedics nor Thermo Electron is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of Thermedics or Thermo Electron, or any material agreement, indenture or other instrument to which Thermedics or Thermo Electron is a party or by which any of them is bound, or to which any of their properties is subject, nor will the performance by Thermedics or Thermo Electron of its obligations hereunder violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over Thermedics or Thermo Electron or any of their respective properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Thermedics or Thermo Electron, which would be material to Thermedics and its Subsidiaries taken as a whole or to Thermo Electron and its Subsidiaries taken as a whole, as the case may be.

     (iv) This Agreement has been duly authorized, executed and delivered by Thermedics and Thermo Electron.

     (v) Thermedics owns, and will own as of each Closing Date (as defined below), of record and beneficially, the number of shares of Common Stock of the Company set forth in the Prospectus, free and clear of any liens, encumbrances, claims or restrictions, except that certain of such shares are reserved for issuance pursuant to stock option and other benefit plans under which options to purchase Common Stock of the Company owned by Thermedics are granted to certain employees, directors or consultants of Thermo Electron and its Subsidiaries.

     (vi) The most recent Annual Report on Form 10-K of Thermedics and of Thermo Electron and any subsequent reports filed pursuant to the Exchange Act complied as of the date thereof in all material respects with the Exchange Act and the rules and regulations thereunder.

     (vii) The transfer by Thermedics to the Company of certain stock and/or assets, as described in the Prospectus and in the Organization Agreements, has been completed by all required corporate and other action. Each of the Inter-corporate Agreements to which Thermedics is a party has been duly and validly authorized, executed and delivered by Thermedics and is the valid and binding agreement of Thermedics enforceable in accordance with its terms, except as provided by applicable bankruptcy laws. The execution, delivery and performance of each of the Inter-corporate Agreements to which Thermedics is a party by Thermedics, the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of Thermedics, or any agreement, indenture or other instrument to which Thermedics is a party or by which it is bound, or to which any of its properties is subject, and do not and will not violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over Thermedics or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Thermedics, which would be material to Thermedics. No consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation by

Thermedics of the transactions contemplated by the Inter-corporate Agreements to which Thermedics is a party, except such as have been obtained.

     (viii) The Services Agreement has been duly and validly authorized, executed and delivered by Thermo Electron and is the valid and binding agreement of Thermo Electron, enforceable in accordance with its terms.

     (ix) The distribution to its stockholders of the Rights to be received by Thermedics from the Company, as described in the Prospectus, has been duly authorized by Thermedics and all necessary corporate action has been taken by Thermedics with respect thereto.

     (x) Except for permits and similar authorizations required under the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions and for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required for the distribution by Thermedics to its stockholders of the Rights to be received by it from the Company or the consummation by Thermedics and Thermo Electron of the transactions contemplated in this Agreement and in the Registration Statement and the Prospectus.

     2.      Purchase and Sale.  Subject to the terms and conditions and in
             -----------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a purchase price per share equal to $______, the percentage set forth opposite such Underwriter's name in Schedule I hereto of the Standby Securities, if any, such percentages to be adjusted as necessary by the Representatives so that no Underwriter shall be obligated to purchase Standby Securities other than in 100-share quantities. The number of Standby Securities shall be reduced by such number of shares reserved for late subscriptions as may be agreed upon between the Company and the Representatives. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to 150,000 shares in the aggregate of the Option Securities from the Company at $_____ per share. Said option may be exercised only to cover over-allotments in the sale of the Standby Securities and Common Stock purchased by or for the accounts of the Underwriters upon exercise of Rights. Said option may be exercised in whole or in part at any time on or before the thirtieth day after the Expiration Date upon written or telegraphic notice by you to the Company, setting forth the aggregate number of shares of the Option Securities as to which the several Underwriters are exercising the option and the time and date for the purchase and sale thereof. Such time and date (which may not be earlier than two or later than three business days after the date of such notice, and which may be the same as but may not be earlier than the First Closing Date defined in Section 3), or such other time and date as may be agreed upon in writing by the Company and you, are herein called the "Option Securities Closing Date". Delivery of certificates for the shares of Option Securities, and payment therefor, shall be made as provided in Section 3 hereof on the Option Securities Closing Date, which may be postponed as provided in Section 9 hereof. The number of shares of the Option Securities to be purchased by each Underwriter on the Option Securities Closing Date shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters on the Option Securities Closing date as such Underwriter is committed to purchase of the Standby Securities, as adjusted by you in such manner so that no Underwriter shall be obligated to purchase Option Securities other than in 100-share quantities. The Representatives also agree to provide to the Company, Thermedics and Thermo Electron such assistance as they may reasonably request in connection with the Rights Offering.

     As compensation to the Underwriters for their commitments hereunder, the Company agrees to pay, on the First Closing Date to you, as Representatives for the accounts of the several Underwriters as they may agree, a fee in the amount of $________ (the "Standby Fee"). The Company also agrees to pay, on the First Closing Date to you, as Representatives for the accounts of the several Underwriters as they may agree, a management fee in the amount of $________ (the "Management Fee"). In addition, in respect of the Underwriters' commission for the purchase and resale of the Common Stock, the Company agrees to pay to you, as Representatives for the accounts of the several Underwriters as they may agree, on the First Closing Date, and on the Option Securities Closing Date (to the extent not previously paid), an amount equal to ___ percent (___%) of the aggregate Subscription Price in respect of (i) all Securities, if any, purchased by the several Underwriters, and (ii) all Common Stock acquired by the Representatives for the accounts of the several Underwriters through the exercise of Rights (the "Take-Up Fee"). Notwithstanding the foregoing, the Company shall not be obligated to pay to the Representatives or the Underwriters, at any time, fees in respect of the Rights Offering which exceed in the aggregate 6% of the Subscription Price (as defined in the Prospectus) for each share of Common Stock purchased pursuant to the exercise of Rights (by the Underwriters or otherwise) or pursuant to the terms hereof plus an amount equal to the aggregate purchase price of Rights purchased by the Underwriters, up to $________.

     The Company and Thermo Electron acknowledge that the several Underwriters may offer to the public Common Stock acquired by the Representatives for their respective accounts through the purchase and exercise of Rights or pursuant to their commitments hereunder to purchase the Securities, if any, at such price or prices which, and at such time or times when, the Representatives in their discretion may determine in accordance with applicable laws, rules and regulations of the Commission, whether or not prior to the Expiration Date, and whether or not for long or short account. Any profits or losses realized upon such sales shall be for the accounts of the several Underwriters.

     3.   Delivery and Payment.  Delivery of and payment for the Standby
          --------------------
Securities shall be made at 10:00 A.M., Eastern time, on __________ __, 1997, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Standby Securities being herein called the "First Closing Date"). To the extent that the option referred to in Section 2 is exercised, delivery of and payment for the Option Securities shall be made on the Option Securities Closing Date. The First Closing Date and the Option Securities Closing Date are herein called, individually, a "Closing Date" and, together, the "Closing Dates". Delivery of the Securities purchased from the Company shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of such Securities being sold by the

Company to or upon the order of the Company, by certified or official bank check payable in New York Clearing House funds. Delivery of such Securities shall be made at such location as the Representatives shall reasonably designate at least one full business day in advance of the applicable Closing Date and payment for such Securities shall be made at the office of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 (or at such other place as mutually may be agreed upon). Certificates for such Securities shall be registered in such names in such denominations as you may request not less than one full business day in advance of the applicable Closing Date.

     The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 P.M. on the business day prior to the applicable Closing Date.

     4.   Offering by Underwriters.  NatWest Securities Limited represents and
          ------------------------
agrees that (i) it has not offered or sold and will not offer or sell any Securities to persons in the United Kingdom prior to admission of the Securities to listing in accordance with Part IV of the Financial Services Act 1986 (the "Act") except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purpose of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the Act, (ii) it has complied and will comply with all applicable provisions of the Act with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the Securities, other than any document which consists of or any part of listing particulars, supplementary listing particulars or any other document required or permitted to be published by listing rules under Part IV of the Act, to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

     5.   Agreements.  The Company, Thermedics and Thermo Electron, jointly and
          ----------
severally, agree with each Underwriter that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, including any post-effective amendment, to become effective as soon as practicable. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without your prior consent, which consent shall not be unreasonably withheld or delayed. The Company shall prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Securities. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company and, in the case of clause
(G), Thermo Electron, will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (G) if any of the representations and warranties contained in Section 1 hereof becomes inaccurate in any material respect subsequent to the date hereof. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) Within the time during which a prospectus relating to the Securities is required to be delivered under the Act, the Company shall comply with all requirements imposed upon it by the Act, so far as is necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and by the Prospectus. If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder (including to comply with Item 512(c) of Regulation S-K under the Act), the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or a dealer may be required by the Act, as many copies of each Preliminary Prospectus and Prospectus and any supplement thereto as the Representatives may reasonably request. To the extent applicable, the copies of the Registration Statement, any Preliminary Prospectus or Prospectus (in each case, as amended or supplemented) furnished to the Representative and counsel to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Company will pay all expenses incident to the Rights Offering and the performance of its obligations under this Agreement.

          (e) The Company will arrange for the qualification of the Securities for distribution, offering and sale under the laws of such jurisdictions as the Representatives may designate, and will maintain such qualifications in effect so long as required for the distribution of the Securities, except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

          (f) The Company and Thermedics will commence mailing the Subscription Certificates to record holders of the Common Stock and the Thermedics Common Stock not later than two business days following the Record Date, which shall be not later than ________ __, 1997 and shall complete such mailing expeditiously, and will offer the Common Stock for subscription in accordance with the terms and under the conditions set forth in the Prospectus. The Expiration Date shall be not later than 5:00 P.M., Eastern time, on _________ __, 1997, (unless extended by the Company with the consent of the Representatives). The Company will advise you daily during the period when the Rights are exercisable of the number of shares of Common Stock subscribed for, and prior to 12:00 Noon, Eastern time, on the business day following the Expiration Date, will advise you of the number of shares of Common Stock subscribed for and of the number of Securities. Without your prior written consent, the Company will not change any of the terms or conditions of the Rights or the offering of Common Stock pursuant thereto as described in the Registration Statement except that the Company may waive irregularities in the exercise of Rights or waive conditions relating to the method (but not the timing, except with your prior written consent) of the exercise of Rights. The Company will not fix any date prior to any Closing Date as a record date for the determination of the holders of Common Stock entitled to receive any dividend other than the Rights.

          (g) Each of the Company, Thermedics and Thermo Electron shall not, during the 180-day period following the date of this Agreement, except pursuant to this Agreement or the Rights Offering (including sales of Rights by Thermo Electron) or with your prior written consent, directly or indirectly, offer for sale, sell or otherwise dispose of any shares of Common Stock (except for the issuance of shares of Common Stock pursuant to existing stock option, purchase and compensation plans, the sales of shares of Common Stock by the Company to Thermedics or the issuance of shares of Common Stock as consideration for the acquisition of one or more businesses provided that such Common Stock may not be resold prior to the expiration of the 180-day period following the date of this Agreement), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to existing stock option, purchase and compensation plans). The Company, Thermedics and Thermo Electron will not permit any employee stock option, director stock option or other stock option to purchase Common Stock of the Company granted by it to be exercised, and the Common Stock issued upon exercise of the stock option to be sold, prior to the expiration of the 180-day period following the date of this Agreement, without your prior written consent. The Company will not file the Resale Registration Statement (as defined in the Prospectus) with the Commission until the last date it is permitted to do so under the terms of the applicable stock purchase agreements.

          (h) The Company shall at all times reserve and keep available for issue upon the exercise of the Rights such number of authorized but unissued shares of Common Stock deliverable upon the exercise of the Rights as will be sufficient to permit the exercise in full of all Rights issued.

          (i) The Company shall take such steps as shall be necessary to ensure that neither the Company nor any Subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (j) Whether or not this Agreement is terminated or the sale of the Securities to the Underwriters is consummated, the Company shall pay or cause to be paid, in addition to the expenses referred to in Section 7, (A) all expenses (including stock transfer taxes) incurred in connection with the delivery to the several Underwriters of the Securities, (B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Prospectus and any amendments or supplements of the foregoing, the preparation, printing, delivery and shipping of all documents relating to the Rights Offering and the printing, delivery and shipping of this Agreement and other underwriting documents, including, but not limited to, any Underwriters' Questionnaires, Underwriters' Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealer Agreements, (C) all filing fees incurred in connection with qualification of the Securities under state securities laws as provided in Section 5(e) hereof, (D) the filing fee of the National Association of Securities Dealers, Inc., (E) any applicable listing or other fees, (F) the cost of printing certificates representing the Securities, (G) the cost and charges of any transfer agent or registrar, and (H) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section.

          (k) The Company shall on or prior to each Closing Date use its best efforts to cause the Securities to be purchased on such date by the Underwriters to be approved for listing on the American Stock Exchange, subject only to official notice of issuance, and shall take such action as shall be necessary to comply with the rules and regulations of the American Stock Exchange with respect to such Securities.

          (l) During a period of five years from the Effective Date, the Company shall furnish to the Representatives copies of all reports or other communications furnished to shareholders and copies of any reports or financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed. To the extent applicable, such reports or documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     6.   Conditions to the Obligations of the Underwriters.  The obligations of
          -------------------------------------------------
the several Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company, Thermedics and Thermo Electron contained herein as of the Execution Time and the applicable Closing Date, to the accuracy of the statements of the Company, Thermedics and Thermo Electron made in any certificates pursuant to the provisions hereof, to the performance by the Company, Thermedics and Thermo Electron of their obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than 12:00 Noon, Eastern time, on ______ __, 1997; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) No Underwriter shall have been advised by the Company, Thermedics or Thermo Electron or shall have discovered and disclosed to the Company that the Registration Statement, or the Prospectus or any amendment or supplement thereto, contains an untrue statement of fact which in your reasonable opinion, or in the reasonable opinion of counsel for the Underwriters, is material, or omits to state a fact which, in your reasonable opinion, or in the reasonable opinion of counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) At the Execution Time and at the applicable Closing Date, the Company and Thermo Electron shall have furnished to you the opinions (addressed to the Underwriters) of Seth H. Hoogasian, Esq., General Counsel to the Company, Thermedics and Thermo Electron, dated respectively as of the Execution Time and the applicable Closing Date, in the form previously provided to you.

          (d) At the Execution Time and at the applicable Closing Date, the Representatives shall have received from Testa, Hurwitz & Thibeault, LLP, counsel to the Underwriters, such opinion or opinions, dated as of the Execution Time and the applicable Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) At the applicable Closing Date, the Company shall have furnished to the Representatives certificates of the Company, dated as of the applicable Closing Date and signed by the President or a Vice President and by the Treasurer or Secretary of the Company given in their capacities as such, to the effect that:

          (i) the representations and warranties of the Company in this Agreement are true and correct at and as of the applicable Closing Date, with the same effect as if made on the applicable Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the applicable Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, threatened;

          (iii)  all filings required by Rule 424 and Rule 430A have been made;

          (iv) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto and such documents contain all statements and information required to be included therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

          (v) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth.

          (f) At the applicable Closing Date, each of Thermedics and Thermo Electron shall have furnished to the Representatives certificates of Thermedics and Thermo Electron, dated respectively as of the applicable Closing Date and signed by the President or a Vice President and the Treasurer or Secretary thereof given in their capacities as such, to the effect that:

          (i) the representations and warranties of Thermedics or ThermoTrex (as applicable) in this Agreement are true and correct at and as of the applicable Closing Date with the same effect as if made on the applicable Closing Date, and each of Thermo Electron or Thermedics (as applicable) has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the applicable Closing Date;

          (ii) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto, and such documents contain all statements and information required to be included therein and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

          (iii) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth.

          (g) At the Execution Time and at the applicable Closing Date, each accounting firm whose report appears in the Prospectus shall have furnished to the Representatives letters, dated respectively as of the Execution Time and the applicable Closing

Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of each such letter), the conclusions and findings of each such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and with respect to each letter delivered on a Closing Date confirming the conclusions and findings set forth in such prior letter.

          (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), neither the Company nor any of the Subsidiaries of the Company shall have sustained loss by fire, flood, accident or other calamity, or shall have become a party to or the subject of any litigation, which is material to the Company and its Subsidiaries taken as a whole, nor shall there have been a material adverse change in the general affairs, operations, business, prospects, key personnel, capitalization, financial condition or net worth of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which loss, litigation or change, in your judgment, shall render it inadvisable to proceed with the payment for and delivery of the Securities.

          (i) Prior to the applicable Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (j) The Securities to be purchased on such Closing Date by the Underwriters shall be approved for listing on the American Stock Exchange, subject only to official notice of issuance.

          (k) At the Execution Time, the Company shall have furnished or caused to be furnished to the Representatives such lock-up agreements as are requested by the Representatives.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the applicable Closing Date by the Representatives. Any such cancellation shall be without liability of the Underwriters to the Company, Thermedics or Thermo Electron. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     7.   Reimbursement of Underwriters' Expenses.  The Company will reimburse
          ---------------------------------------
the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of Testa, Hurwitz & Thibeault, LLP ) that shall have been incurred by them in connection with the proposed purchase of the Securities, whether or not a Closing shall have taken place.

     8.   Indemnification and Contribution.
          --------------------------------

     (a) The Company, Thermedics and Thermo Electron, jointly and severally, shall indemnify and hold harmless each Underwriter against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement made by the Company, Thermedics or Thermo Electron in
Section 1(a) hereof or by Thermedics or Thermo Electron in Section 1(b) hereof, or (ii) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, any Preliminary Prospectus, or any of the Offering Materials, the Prospectus, any of the Offering Material or any amendment or supplement to any thereof, or (B) in any "Blue Sky" application or other document executed by the Company specifically for that purpose or based upon any written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter called "Blue Sky Information"), or (iii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any thereof, or in any Blue Sky Information a material fact required to be stated therein or necessary to make the statements therein not misleading or (iv) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (ii) or (iii) above (provided that the Company, Thermedics and Thermo Electron shall not be liable under this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly or indirectly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence, willful misconduct or breach of this Agreement or to have resulted from a violation of Rule 10b-6, 10b-7 or 10b-8 under the Exchange Act or this Agreement (other than actions performed at the request or with the consent of the Company); and shall reimburse each Underwriter promptly after receipt of invoices from such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the person receiving them shall promptly refund them; provided, however, that the Company, Thermedics and Thermo Electron shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company through you by or on behalf of any Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus, any of the Offering Material or any amendment or supplement to any thereof, or any Blue Sky Information; and provided, further, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 5(d)

          (b) Each Underwriter severally, but not jointly, shall indemnify and hold harmless the Company, Thermedics and Thermo Electron against any loss, claim, damage or liability (or action in respect thereof) to which the Company, Thermedics or Thermo Electron may become subject, under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, any Preliminary Prospectus, the Prospectus, any of the Offering Material or any amendment or supplement to any thereof, or (B) in any Blue Sky Information, (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, any of the Offering Material or any amendment or supplement to any thereof, or in any Blue Sky Information a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) actions or omissions of such Underwriter in connection with the services performed by it with respect to the Rights Offering that are found in a final judgment by a court of competent jurisdiction to have resulted from the bad faith or gross negligence of such Underwriter or related party or to constitute a violation of Rule 10b-6, 10b-7 or 10b-8 under the Exchange Act or this Agreement (other than actions performed at the request or with the consent of the Company); and shall reimburse any legal or other expenses reasonably incurred by the Company, Thermedics or Thermo Electron promptly after receipt of invoices from the Company, Thermedics or Thermo Electron in connection with investigating or defending against any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the Company, Thermedics and Thermo Electron shall promptly refund them; provided, however, that such indemnification referred to in clauses (i) and (ii) above shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through you by or on behalf of such Underwriter specifically for use in the preparation thereof. The Company, Thermedics and Thermo Electron acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus and Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or Prospectus, and you, as the Representatives, confirm that such statements are correct.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it or they wish, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation, except that the Representatives shall have the right to employ counsel to represent you and those other Underwriters who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company, Thermedics or Thermo Electron under such subsection if, in your reasonable judgment, it is advisable for you and those Underwriters to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party or parties; provided, however, in no event, shall the indemnifying party or parties be responsible for the expenses of more than one separate counsel for all such indemnified parties.

     (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Thermedics and Thermo Electron on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, Thermedics and Thermo Electron on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The benefits received by the Company, Thermedics and Thermo Electron shall be deemed to be the total net proceeds from the Rights Offering (before deducting expenses) and benefits received by the Underwriters shall be deemed to be equal to the total compensation paid to the Underwriters hereunder. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by one of the parties and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, Thermedics, Thermo Electron and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d), subject to the proviso in the last sentence of subsection (c). Notwithstanding the provisions of this subsection
(d), no Underwriter shall be required to contribute any amount in excess of the compensation paid hereunder to such Underwriter in respect of the securities purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in subsection (c) hereof).

     (f) The obligations of the Company, Thermedics and Thermo Electron under this Section 8 shall be in addition to any liability which the Company, Thermedics and Thermo Electron may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the respective Underwriters may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to Thermedics and Thermo Electron, and each other person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

     9.   Default by an Underwriter.  If anyone or more Underwriters shall fail
          -------------------------
to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder, the non-defaulting Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the commitment percentage of each remaining Underwriter set forth opposite its name in Schedule I hereto bears to the aggregate of the commitment percentages of all the non-defaulting Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; except that the non-defaulting Underwriters shall not be obligated to purchase any of the Securities if the total number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceed 9.09% of the total number of Securities, and any non-defaulting Underwriters shall not be obligated to purchase more than 110% of the percentage of the Securities set forth opposite its name in Schedule I hereto. If the foregoing maximums are exceeded, the non-defaulting Underwriters, and any other underwriters satisfactory to you that so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all of the Securities. If the non-defaulting Underwriters or the other underwriters satisfactory to you do not elect to purchase the Securities which the defaulting Underwriter or

Underwriters agreed but failed to purchase, the Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company, Thermedics or Thermo Electron.

     10.  Termination.  Until the Closing Date, this Agreement may be terminated
          -----------
by you by giving notice as hereinafter provided to the Company, if (i) the Company, Thermedics or Thermo Electron shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled, (iii) trading in the Thermedics Detection Common Stock shall have been suspended by the American Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the International Stock Exchange of the United Kingdom or the over-the-counter market shall have been suspended, limited or minimum prices shall have been established on any of such exchanges or such market by the Commission or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a banking moratorium shall have been declared by Federal, New York, United Kingdom or Massachusetts authorities,
(v) the United States or the United Kingdom is or becomes engaged in hostilities which result in the declaration of a national emergency or war, or (vi) there shall have been such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States or the United Kingdom shall be such, as to, in the judgment of a majority in interest of the several Underwriters, make it inadvisable or impracticable to proceed with the delivery of the Securities.

     11.  Representations and Indemnities to Survive.  The respective
          ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company, of Thermedics, of Thermo Electron and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company, Thermedics or Thermo Electron or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of the second paragraph of
Section 2 and Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement; except that if this Agreement is terminated as a result of the occurrence of the events described in Section 10 hereof or as a result of a default of one or more Underwriters as set forth in Section 9 hereof, the Company shall not be liable to the Underwriters for the Management Fee and Standby Fee specified in Section 2 hereof or expenses as provided in
Section 7 hereof.

     12.  Notices.  All communications hereunder will be in writing and
          -------
effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telecopied to them c/o Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department; or, if sent to the Company, Thermedics or Thermo Electron, will be mailed, delivered or telecopied to it at 81 Wyman Street, P.O. Box 9046, Waltham, MA 02254-9046.

     13.  Successors.  This Agreement will inure to the benefit of and be
          ----------
binding upon the parties hereto and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company, Thermedics and Thermo Electron contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of the Act or the Exchange Act and (b) the indemnity agreement of the Underwriters contained in Section 8 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who signed the Registration Statement, and any person controlling the Company, including Thermedics and Thermo Electron. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14.  Applicable Law.  This Agreement will be governed by and construed in
          --------------
accordance with the laws of the State of New York, without giving effect to the choice of law or conflict of law principles thereof.

     15.  Definition of Business Day, Subsidiary and Significant Subsidiary.
          -----------------------------------------------------------------
For purposes of this Agreement, (a) "business day" means any day on which the American Stock Exchange is open for trading, (b) "Subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and (c) "Significant Subsidiary" has the meaning set forth in Item 1-02(v) of the Regulation S-X of the Rules and Regulations.

     16.  Counterparts.  This Agreement may be signed in any number of
          ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     17.  Agreement Supersedes.  This Agreement shall supersede all provisions
          --------------------
of any other agreements, whether written or oral, of any of the parties to this Agreement that relate to the transactions contemplated by this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Thermedics, Thermo Electron and you.

                                   Very truly yours,

                                   THERMEDICS DETECTION INC.


                                   By:___________________________
                                    Name:
                                    Title:


                                   THERMEDICS INC.


                                   By:___________________________
                                    Name:
                                    Title:


                                   THERMO ELECTRON CORPORATION


                                   By:___________________________
                                    Name:
                                    Title:


Confirmed and accepted as of the date first above written.

LEHMAN BROTHERS INC.
NATWEST SECURITIES LIMITED
     as Representatives of the
     several Underwriters named
     in Schedule I hereto

By:  LEHMAN BROTHERS INC.



By:____________________________
     Authorized Signatory

                                                                      Schedule I
                                                                      ----------


Underwriter                           Percentage of Securities to be Purchased
-----------                           ----------------------------------------

Lehman Brothers Inc.
NatWest Securities Limited

            Total...................                    100%